--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    SN Insurance Services, Inc.      )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                               DEBTOR)                            TO:  28-Feb-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                        DIP General       DIP Payroll     DIP General      DIP Fiduciary       DIP Cananwill Trust
                                          Account           Account      Account-Chase        Account                Account
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                        ------------------------------------------------------------------------------------------
A.  Total Receipts Per All               $31,391,117.93    $9,960,099.33   $23,048,042.62    $32,466,219.92      $   766,173.14
    Prior Interim Statements

B.  Less: Total Disbursements            $31,185,416.94    $9,774,239.62   $22,762,000.00    $32,464,542.54      $   761,336.20
    Per All Prior Interim Statements
                                        ----------------------------------------------------------------------------------------
C.  Beginning Balance                    $   205,700.99    $  185,859.71   $   286,042.62    $     1,677.38      $     4,836.94
                                        ----------------------------------------------------------------------------------------
D.  Receipts During Current Period

Per Attached Schedule                    $   357,027.53    $   75,307.59   $   259,246.26    $     4,481.92      $         0.00

                                        ----------------------------------------------------------------------------------------
E.  Balance Available                    $   562,728.52    $  261,167.30   $   545,288.88    $     8,159.30      $     4,836.94

                                        ----------------------------------------------------------------------------------------
F.  Less: Disbursements During Period

Per Attached Schedule                    $   312,461.85    $  151,525.84   $   275,000.00    $         0.00      $     1,092.12

                                        ----------------------------------------------------------------------------------------
G.  Ending Balance                       $   250,266.67    $  109,641.46   $   270,288.88    $     6,159.30      $     3,744.82
                                        ----------------------------------------------------------------------------------------


H.  ACCOUNT INFORMATION

    (1). DIP General Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15819-20480

    (2). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15812-20431

    (3). DIP General Account - Chase

          (a) Depository Name and Location      Chase Manhatten Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245
          (b) Account Number                    323-894984

    (4). DIP Fiduciary Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-536

    (5). DIP Cananwill Trust Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-402-528


I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.

Dated: 4/18/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    SN Insurance Services, Inc.      )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                               DEBTOR)                            TO:  28-Feb-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------


                                                      -------------------------------------------------------------------
                                                      DIP Operating           DIP WCMA/MLIF             DIP WCMA UIC
                                                         Account                 Account             Fiduciary Account
                                                      -------------------------------------------------------------------
CASH ACTIVITY ANALYSIS
                                                      -------------------------------------------------------------------
A.  Total Receipts Per All Prior Interim Statements   $203,544.36             $90,014,625.36           $3,874.456.72

B.  Less: Total Disbursements Per All Prior           $200,000.00             $83,224,128.82           $      150.00
          Interim Statements
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                 $  3,544.36             $ 6,790,496.54           $3,874,306.72
                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

Per Attached Schedule                                 $      0.00             $   524,375.71           $   16,845.77
                                                      -------------------------------------------------------------------
E.  Balance Available                                 $  3,544.36             $ 7,314,872.25           $3,891,152.49
                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

Per Attached Schedule                                 $      0.00             $   588,582.34           $        0.00
                                                      -------------------------------------------------------------------
G.  Ending Balance                                    $  3,544.36             $ 6,726,289.91           $3,891,152.49
                                                      -------------------------------------------------------------------


                                                      ------------------------------------------
                                                        DIP WCMA CIC           DIP WCMA ZCIC
                                                      Fiduciary Account      Fiduciary Account
                                                      ------------------------------------------
CASH ACTIVITY ANALYSIS
                                                      ------------------------------------------
A.  Total Receipts Per All Prior Interim Statements   $1,640,657.60           $   220,106.54

B.  Less: Total Disbursements Per All Prior           $      150.00           $       150.00
          Interim Statements
                                                      ------------------------------------------
C.  Beginning Balance                                 $1,640,507.60           $   219,956.00
                                                      ------------------------------------------
D.  Receipts During Current Period

Per Attached Schedule                                 $    7,133.03           $       956.41
                                                      ------------------------------------------
E.  Balance Available                                 $1,640,507.60           $   220,912.95
                                                      ------------------------------------------
F.  Less: Disbursements During Period

Per Attached Schedule                                 $        0.00           $         0.00

                                                      ------------------------------------------
G.  Ending Balance                                    $1,647,640.63           $   220,912.95

                                                      ------------------------------------------


H.  ACCOUNT INFORMATION

    (6). DIP Operating Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-402-544

    (7). DIP WCMA/MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77MO7W64

    (8). DIP WCMA UIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77M07W77

    (9). DIP WCMA CIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77M07W78

   (10). DIP WCMA/ZCIC Fiduciary Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402

          (b) Account Number                    77M07W79

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 3
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    Business Insurance Group         )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                                     )                            TO:  28-Feb-01
                               DEBTOR)
-------------------------------------
CHAPTER 11 CASE NO. SV00-14100-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                         DIP WCMA Creditors         (1) Pre-Petition       (2) Pre-Petition         Pre-Petition
                                          Fiduciary Account      Concentration Account   Concentration Account     Payroll Account
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                           CLOSED 5/11/00          CLOSED 6/12/00            CLOSED 5/11/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $4,986,408.08            $0.00                   $4,941,903.92              $116,548.20

B. Less: Total Disbursements Per
         All Prior Interim Statements   $      150.00            $0.00                   $4,941,903.92              $116,548.20

                                        ------------------------------------------------------------------------------------------
C. Beginning Balance                    $4,986,258.08            $0.00                           $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

Per Attached Schedule                   $   21,680.67            $0.00                           $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                    $5,007,938.75            $0.00                           $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

Per Attached Schedule                   $        0.00            $0.00                           $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                       $5,007,938.75            $0.00                           $0.00                    $0.00

                                        ------------------------------------------------------------------------------------------


H. ACCOUNT INFORMATION

   (11).  DIP WCMA Creditors Fiduciary Account

          (a) Depository Name and Location       Merrill Lynch, 10 West Second
                                                 Street, #400, Dayton, OH 45402

          (b) Account Number                     77MO7W80

   (12).  Pre-Petition Concentration Account (1)

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14172-03510      CLOSED 5/11/00

   (13).  Pre-Petition Concentration Account (2)

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14175-03509      CLOSED 6/12/00

   (14).  Pre-Petition Payroll Account

          (a) Depository Name and Location       Bank of America, 2049 Century
                                                 Park East, 2nd Floor, Los
                                                 Angeles, CA 90067

          (b) Account Number                     14175-04995      CLOSED 5/11/00

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 4
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
    Business Insurance Group         )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                                     )                            TO:  28-Feb-01
                               DEBTOR)
-------------------------------------
CHAPTER 11 CASE NO. SV00-14101-GM    )
-------------------------------------

                                        ------------------------------------------------------------------------------------------
                                         (3) Pre-Petition       (4) Pre-Petition          Pre-Petition          Pre-Petition
                                        Concentration Account  Concentration Account    Operating Account  Cananwill Trust Acct.
                                        ------------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 5/26/00         CLOSED 5/31/00         CLOSED 6/1/00          CLOSED 6/8/00
                                        ------------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                      $915,515.91            $6,717,253.96            $203,544.36            $766,173.14

B. Less: Total Disbursements Per
         All Prior Interim Statements      $915,515.91            $6,717,253.96            $203,544.36            $766,173.14

                                        ------------------------------------------------------------------------------------------

C. Beginning Balance                             $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

Per Attached Schedule                            $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                             $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

Per Attached Schedule                            $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                                $0.00                   $0.00                  $0.00                  $0.00

                                        ------------------------------------------------------------------------------------------

                                        --------------------------------------------
                                            Pre-Petition           Pre-Petition
                                         Fiduciary Account       Accounts Payable
                                        --------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 6/30/00         CLOSED 5/15/00
                                        --------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $34,083,192.19                   $0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements   $34,083,192.19                   $0.00

                                        --------------------------------------------

C. Beginning Balance                             $0.00                   $0.00

                                        --------------------------------------------
D. Receipts During Current Period

Per Attached Schedule                            $0.00                   $0.00

                                        --------------------------------------------
E. Balance Available                             $0.00                   $0.00

                                        --------------------------------------------
F. Less: Disbursements During Period

Per Attached Schedule                            $0.00                   $0.00

                                        --------------------------------------------
G. Ending Balance                                $0.00                   $0.00

                                        --------------------------------------------

H. ACCOUNT INFORMATION

     (15).  Pre-Petition Concentration Account(3)

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      73662-11040 CLOSED 5/26/00

     (16).  Pre-Petition Concentration Account(4)

            (a)   Depository Name and Location        Chase Manhattan Bank, 4
                                                      Chase MetroTech Center,
                                                      18th Floor, Brooklyn,
                                                      NY 11245

            (b)   Account Number                      323-892531  CLOSED 5/31/00

     (17).  Pre-Petition Operating Account

            (a)   Depository Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-061-429   CLOSED 6/1/00

     (18).  Pre-Petition Cananwill Trust Account

            (a)   Depository Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-400-738   CLOSED 6/8/00

     (19).  Pre-Petition Fiduciary Account

            (a)   Depositary Name and Location        Imperial Bank, 226 Airport
                                                      Parkway, San Jose,
                                                      CA 95110

            (b)   Account Number                      17-400-967  CLOSED 6/30/00

     (20).  Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location        Bank of America, 2049
                                                      Century Park East, 2nd
                                                      Floor, Los Angeles, CA
                                                      90067

            (b)   Account Number                      77658-01168 CLOSED 5/15/00

I. Other Monies On Hand: None